UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2018

GREAT AJAX CORP.

(Exact name of registrant as specified in charter)

Maryland	001 36844	47 1271842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9400 SW Beaverton—Hillsdale Hwy

Suite 131

Beaverton, OR 97005

(Address of principal executive offices)

Registrant’s telephone number, including area code:

503 505 5670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Results of Operations and Financial Condition

On December 31, 2018, Great Ajax Corp., a Maryland corporation (the “Company”), issued a press release (the “Press Release”) announcing that the Board of Directors of the Company declared a special cash dividend of $0.05 per share of the Company’s common stock, which will be payable on January 31, 2019 to common stockholders of record as of January 15, 2019. A copy of the Press Release is attached hereto as Exhibit 99.1 and is available on the Company’s website.

The information provided in Item 8.01 of this report, including Exhibit 99.1, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release dated December 31, 2018

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT AJAX CORP.

By:	/s/ Mary Doyle
Name:	Mary Doyle
Title:	Chief Financial Officer

Dated: December 31, 2018